Northland Fireside Chat December 10, 2024

2 Forward-looking statements and other information 2 The statements contained in this presentation that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations and future liquidity. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “aim,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause the Company actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, the Company’s ability to execute and achieve the expected benefits of the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, tax, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflicts in Ukraine and the Middle East; global economic uncertainty, including as a result of inflationary pressures; any impact from U.S. and international financial reform legislation and regulations, and any potential trade protection measures, such as new or incremental tariffs; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, Internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA and other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers, or employees; the Company’s ability to remediate the Company’s material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use the Company’s tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise capital if necessary; risks related to the Company’s access to capital and outstanding indebtedness, including the Company’s 1.125% Convertible Senior Notes due 2026 (the “2026 Notes”); the Company’s Common Stock, including volatility in the Company’s stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to the 2026 Notes; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year-ended December 31, 2023, and Part II, Item 1A. Risk Factors on our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, as well as in our condensed consolidated financial statements, related notes, and the other financial information appearing elsewhere in this report and our other filings with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this report to conform these statements to actual results or to future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. As used herein, “Groupon,” “the Company,” “we,” “our,” “us” and similar terms include Groupon, Inc. and its subsidiaries, unless the context indicates otherwise.

Groupon is a leading online curated experience marketplace

Our Mission

To empower people to discover and enjoy amazing experiences through unbeatable value, delivered with trust and ease.

Value proposition

Consumers

Dedicated to helping you discover more while saving more, with the support you need every step of the way.

GROUPON

Merchants

Your strategic marketing partner to achieve your revenue and traffic objectives in a pay-for-performance based model

Financial Snapshot

$1.5B
Q3 2024 TTM Billings

$500M
Q3 2024 TTM Revenue

$78M
Q3 2024 TTM Adjusted EBITDA[2]

~$500M
Market Capitalisation

$160M
Q3 2024 Cash & Cash Equivalents

Current Footprint

14
Countries

Australia, Belgium, Canada, Germany, France, Italy, Ireland, Poland, Netherlands, Spain, Australia, UAE, UK, USA

~16M
Active Customers[1]

150k+
Experiences

50k+
Merchants

Key Verticals

Beauty & Wellness

- Aesthetic Medical Services
- Hair, Face, Skin & Body Treatments
- Spas & Massages

Things To Do

- Local Activities
- Tours & Attractions
- Live Events

Local

- Auto & Home Services
- Food & Drink
- Online Shopping

- Travel
- Goods

1) Active Customers are defined as unique user accounts that have made a purchase during the trailing twelve months ("TTM") either through one of our online marketplaces or directly with a merchant for which we earned a commission
2) Adjusted EBITDA (AEBITDA) and Free Cash Flow are non-GAAP financial measures. See the appendix for a reconciliation to the most comparable U.S. GAAP financial measure, "Net income (loss)" and "Net cash provided by (used in) operating activities"

GROUPON 3

Transformation Summary

Financial Performance

	2022 Actual	2023 Actual	2024 Guidance	2025 Outlook
Revenue growth	-38%	-14%	-4 to -6%	Flat to up vs 2024
Adjusted EBITDA[1]	-$15M	$55M	$65M to $70M	Flat to up vs 2024
Free Cash Flow[1]	-$172M	-$97M	Positive	Flat to up vs 2024

Transformation Plan

- Stage 1: Restructuring Phase
- Stage 2: Rebuilding Platform
- Stage 3: Building Phase

1) Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See the appendix for a reconciliation to the most comparable U.S. GAAP financial measure, "Net income (loss)" and "Net cash provided by (used in) operating activities". We do not provide a reconciliation for non-GAAP estimates on a forward-looking basis where we are unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measure that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

GROUPON 4

Multiple levers to drive accelerating topline

	Base growth algorithm		
Marketplace Focus	Geography	Category	Audience
"Triple 10"	Conversion Aim +10% per annum	Traffic Aim +10% per annum	Purchase frequency Aim +10% per annum

Aiming 20%+ Billings Growth by 2027

Additional Upside Opportunities

- Food & Drink vertical
- New revenue streams & product offerings
- New Geographies
- AI Use Cases

GROUPON 5

6 Overall • Reiterating 4Q24 guidance • November comparison impacted by Black Friday & Cyber Monday weekend (“BFCM”) falling one week later in 2024 versus 2023 • International Local ex Italy continues to stabilize • North America continues to experience traffic headwinds as a result of recent tech platform migrations BFCM weekend 2024 versus 2023 • North America Gross Booking Value1 = mid-single digit declines • North America Local Gross Booking Value1 = low-single digit growth • Gift orders +38% YoY (off a small base) • Revenue growth trending a couple points behind Gross Booking trends Recent Business Commentary 61) Gross Booking Value is an operational metric and is gross of promotions, order discount and refunds

Appendix

Non-GAAP Reconciliations* Adjusted EBITDA - Annual (in thousands) 8 *See Q3 2024 earnings press release posted on our Investor Relations website for additional information regarding non-GAAP financial measures

Non-GAAP Reconciliations* Free Cash Flow - Annual (in thousands) 9 *See Q3 2024 earnings press release posted on our Investor Relations website for additional information regarding non-GAAP financial measures